Exhibit A-3


MOBILE ENERGY SERVICES COMPANY, L.L.C.
Assumptions for Current Operations Case:

Revenues:

Pricing will be based upon the Existing ESA for the Paper and Tissue Mills.

No Cogen Facility will be developed.

No Revenues will be generated from services provided to the Pulp Mill.

Annual Demand Levels will be based upon current usage levels, which are as follows:

     KC Tissue Mill
        Steam             1,732,451 MMBtu
        Energy              369,529 MwH

     Sappi Paper Mill
        Steam             3,142,366 MMBtu
        Energy              201,973 MwH

$224,000 of grid sales are realized in 2001 which grows 3% yearly.

Fuel Expenses:

MESC will serve KC and Sappi using Nos. 7 and 8 Power Boilers only.

Gasprices for January 2001 approximates actual costs and prices for February through December 2001 are based upon projected gas prices for each month.

Gas prices for 2002 was assumed to be $4.92 per MMBtu and escalates at 3% annually thereafter.

Coal was assumed to be $1.41 in 2001 and escalates at 3% annually thereafter.

Biomass was assumed to be $1.28 in 2001 and escalates at 3% annually thereafter.

Purchased power was assumed to be $40.00 per MwH in 2001and escalates at 3% annually thereafter.

There are no reliability expenses included in the attached projections.

O&M and Capital Expenditures:

MESC assumes reduction in its O&M costs as a result of OEC lowering the labor cost, including staff reductions, as a as a result of negotiated labor contacts, and staff reductions as a result of those negotiations.

2001 O&M was $21,263,000, which included $3,300,000 of professional fees. 2002 O&M is $15,247,000 and at 3% annually thereafter.

Capital Expenditures are $2,468,000 in 2001, $2,348,000 in 2002 and escalates at 3% annualy thereafter.

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Statement of Operations - Current Demand Case


Income Statement Summary           2001          2002            2003             2004            2005          2006           2007
------------------------
                              ------------------------------------------------------------------------------------------------------
REVENUES
"In-The-Fence"
Electricity                    $ 34,316      $ 32,482        $ 33,457         $ 34,460        $ 35,494      $ 36,559       $ 37,656
Steam                            41,013        39,576          40,763           41,986          43,245        44,543         45,879
                              ------------------------------------------------------------------------------------------------------
     Total "In-The-Fence"        75,328        72,058          74,220           76,446          78,740        81,102         83,535

"Over-The-Fence"
Electricity                         224           231             238              245             252           260            267
                              ------------------------------------------------------------------------------------------------------
     Total "Over-The-Fence"         224           231             238              245             252           260            267

Pulpco                                -             -               -                -               -             -              -
KC Make-Up Payment               14,763             -               -                -               -             -              -
                              ------------------------------------------------------------------------------------------------------
     Total Revenues            $ 90,315      $ 72,289        $ 74,457         $ 76,691        $ 78,992      $ 81,362       $ 83,802

EXPENSES

Fuel
Fuel - CT                           $ -           $ -             $ -              $ -             $ -           $ -            $ -
Natural Gas - Existing Plant     33,473        27,824          28,659           29,519          30,404        31,316         32,256
Biomass                           3,970         4,071           4,193            4,319           4,448         4,582          4,719
Coal                              5,934         6,112           6,295            6,484           6,679         6,879          7,085
Reliability - Back-Up Cost            -             -               -                -               -             -              -
Reliability -  Purchased Steam        -             -               -                -               -             -              -
Secondary Dispatch Net Cost           -             -               -                -               -             -              -
Purchased Power Cost                  -           527             543              559             576           593            611
                              ------------------------------------------------------------------------------------------------------
     Total Fuel                  43,376        38,534          39,690           40,881          42,107        43,370         44,671

O &M - MESC                      21,263        15,247          15,705           16,176          16,661        17,161         17,676
Cogen Expenses                        -             -               -                -               -             -              -
                              ------------------------------------------------------------------------------------------------------

     Total Expenses              64,639        53,781          55,395           57,057          58,768        60,531         62,347

                              ------------------------------------------------------------------------------------------------------
     EBITDA                    $ 25,676      $ 18,507        $ 19,063         $ 19,634        $ 20,223      $ 20,830       $ 21,455
                              ======================================================================================================

Interest Expense
     Cogen Interest                   -             -               -                -               -             -              -
     New Debt Interest                -             -               -                -               -             -              -
                              ------------------------------------------------------------------------------------------------------
Total Interest Expense                -             -               -                -               -             -              -

     EBTDA                     $ 25,676      $ 18,507        $ 19,063         $ 19,634        $ 20,223      $ 20,830       $ 21,455
                              ======================================================================================================


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Statement of Operations - Current Demand Case



Income Statement Summary           2008           2009          2010          2011           2012             2013             2014
------------------------
                              ------------------------------------------------------------------------------------------------------
REVENUES
"In-The-Fence"
Electricity                    $ 38,786       $ 39,949      $ 41,148      $ 42,382       $ 43,653         $ 44,963         $ 46,312
Steam                            47,255         48,673        50,133        51,637         53,186           54,782           56,425
                              ------------------------------------------------------------------------------------------------------
     Total "In-The-Fence"        86,041         88,622        91,281        94,019         96,840           99,745          102,737

"Over-The-Fence"
Electricity                         275            284           292           301            310              319              329
                              ------------------------------------------------------------------------------------------------------
     Total "Over-The-Fence"         275            284           292           301            310              319              329

Pulpco                                -              -             -             -              -                -                -
KC Make-Up Payment                    -              -             -             -              -                -                -
                              ------------------------------------------------------------------------------------------------------
     Total Revenues            $ 86,316       $ 88,906      $ 91,573      $ 94,320       $ 97,150        $ 100,064        $ 103,066

EXPENSES

Fuel
Fuel - CT                           $ -            $ -           $ -           $ -            $ -              $ -              $ -
Natural Gas - Existing Plant     33,224         34,220        35,247        36,304         37,393           38,515           39,671
Biomass                           4,861          5,007         5,157         5,312          5,471            5,635            5,804
Coal                              7,298          7,517         7,742         7,975          8,214            8,460            8,714
Reliability - Back-Up Cost            -              -             -             -              -                -                -
Reliability -  Purchased Steam        -              -             -             -              -                -                -
Secondary Dispatch Net Cost           -              -             -             -              -                -                -
Purchased Power Cost                629            648           668           688            708              730              751
                              ------------------------------------------------------------------------------------------------------
     Total Fuel                  46,012         47,392        48,814        50,278         51,786           53,340           54,940

O &M - MESC                      18,206         18,752        19,315        19,894         20,491           21,106           21,739
Cogen Expenses                        -              -             -             -              -                -                -
                              ------------------------------------------------------------------------------------------------------

     Total Expenses              64,218         66,144        68,129        70,172         72,278           74,446           76,679

                              ------------------------------------------------------------------------------------------------------
     EBITDA                    $ 22,099       $ 22,762      $ 23,445      $ 24,148       $ 24,872         $ 25,618         $ 26,387
                              ======================================================================================================

Interest Expense
     Cogen Interest                   -              -             -             -              -                -                -
     New Debt Interest                -              -             -             -              -                -                -
                              ------------------------------------------------------------------------------------------------------
Total Interest Expense                -              -             -             -              -                -                -

     EBTDA                     $ 22,099       $ 22,762      $ 23,445      $ 24,148       $ 24,872         $ 25,618         $ 26,387
                              ======================================================================================================


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Statement of Operations - Current Demand Case


Income Statement Summary            2015               2016             2017              2018             2019
------------------------
                              ----------------------------------------------------------------------------------
REVENUES
"In-The-Fence"
Electricity                     $ 47,701           $ 49,132         $ 50,606          $ 52,125         $ 53,688
Steam                             58,118             59,862           61,658            63,507           65,413
                              ----------------------------------------------------------------------------------
     Total "In-The-Fence"        105,820            108,994          112,264           115,632          119,101

"Over-The-Fence"
Electricity                          339                349              359               370              381
                              ----------------------------------------------------------------------------------
     Total "Over-The-Fence"          339                349              359               370              381

Pulpco                                 -                  -                -                 -                -
KC Make-Up Payment                     -                  -                -                 -                -
                              ----------------------------------------------------------------------------------
     Total Revenues            $ 106,158          $ 109,343        $ 112,623         $ 116,002        $ 119,482

EXPENSES

Fuel
Fuel - CT                            $ -                $ -              $ -               $ -              $ -
Natural Gas - Existing Plant      40,861             42,087           43,349            44,650           45,989
Biomass                            5,978              6,158            6,342             6,533            6,729
Coal                               8,975              9,245            9,522             9,808           10,102
Reliability - Back-Up Cost             -                  -                -                 -                -
Reliability -  Purchased Steam         -                  -                -                 -                -
Secondary Dispatch Net Cost            -                  -                -                 -                -
Purchased Power Cost                 774                797              821               846              871
                              ----------------------------------------------------------------------------------
     Total Fuel                   56,588             58,286           60,035            61,836           63,691

O &M - MESC                       22,391             23,063           23,755            24,468           25,202
Cogen Expenses                         -                  -                -                 -                -
                              ----------------------------------------------------------------------------------

     Total Expenses               78,980             81,349           83,790            86,303           88,892

                              ----------------------------------------------------------------------------------
     EBITDA                     $ 27,179           $ 27,994         $ 28,834          $ 29,699         $ 30,590
                              ==================================================================================

Interest Expense
     Cogen Interest                    -                  -                -                 -                -
     New Debt Interest                 -                  -                -                 -                -
                              ---------------------------------------------------------------------------------------
Total Interest Expense                 -                  -                -                 -                -

     EBTDA                      $ 27,179           $ 27,994         $ 28,834          $ 29,699         $ 30,590
                              =======================================================================================


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Cash Flow Statement - Current Demand Case




                                                    2001          2002            2003             2004            2005
                                           ----------------------------------------------------------------------------

EBITDA                                          $ 25,676      $ 18,507        $ 19,063         $ 19,634        $ 20,223

Less:  MESC Capital Expenditures                   2,280         2,348           2,419            2,491           2,566
Less:  Cogen Capital Expenditures                    188             -               -                -               -
                                           ----------------------------------------------------------------------------
     Cash Flow After CapEx                        23,209        16,159          16,644           17,143          17,657

Less:  Taxes                                     $ 4,877       $ 6,181         $ 6,366          $ 6,557         $ 6,754
     Cash Flow After Tax                          18,332         9,978          10,277           10,586          10,903

Plus:  Other Income (1)                            9,604             -               -                -               -
Less:  Miscellaneous (2)                         (11,024)            -               -                -               -
                                           ----------------------------------------------------------------------------
                                                  (1,420)            -               -                -               -

Plus:  Cogen Debt Issuance                             -             -               -                -               -
Less:  Cogen Debt Service                              -             -               -                -               -
                                           ----------------------------------------------------------------------------
     Cash Flow After Cogen Debt
          Issue / Payment                         16,912         9,978          10,277           10,586          10,903

New Debt - Cash Interest Expense                       -             -               -                -               -
New Debt - Principal Amortization                      -             -               -                -               -
                                           ----------------------------------------------------------------------------
     Total New Debt Service                            -             -               -                -               -

Cash Flow After New Debt Payment                  16,912         9,978          10,277           10,586          10,903
Present Value of Cash Flow                      $ 15,374       $ 8,246         $ 7,722          $ 7,230         $ 6,770
Present Value of Cash Flows @ 10%              $ 105,282
Present Value of Terminal EBITDA Multiple       $ 27,509
Present Value of Excess Cash as of 12/31/2001    $ 9,668
                                               ----------
NPV @ 10%                                      $ 142,459

Present Value of Cash Flow                      $ 15,100       $ 7,955         $ 7,315          $ 6,727         $ 6,187
Present Value of Cash Flows @ 12%               $ 92,175
Present Value of Terminal EBITDA Multiple       $ 19,534
Present Value of Excess Cash as of 12/31/2001    $ 9,496
                                               ----------
NPV @ 12%                                      $ 121,204


Dividends to Bondholders                               -             -               -                -               -

Beginning Cash Balance                          $ 13,635      $ 30,547        $ 40,525         $ 50,802        $ 61,388
     Change in Cash                               16,912         9,978          10,277           10,586          10,903
                                           ----------------------------------------------------------------------------
Ending Cash Balance                               30,547        40,525          50,802           61,388          72,292
                                           ============================================================================

Minimum Cash Balance                             $ 3,000       $ 3,000         $ 3,000          $ 3,000         $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Cash Flow Statement - Current Demand Case




                                                2006           2007           2008           2009          2010          2011
                                           -----------------------------------------------------------------------------------

EBITDA                                      $ 20,830       $ 21,455       $ 22,099       $ 22,762      $ 23,445      $ 24,148

Less:  MESC Capital Expenditures               2,643          2,722          2,804          2,888         2,975         3,064
Less:  Cogen Capital Expenditures                  -              -              -              -             -             -
                                           -----------------------------------------------------------------------------------
     Cash Flow After CapEx                    18,187         18,733         19,295         19,873        20,470        21,084

Less:  Taxes                                 $ 6,957        $ 7,165        $ 7,380        $ 7,602       $ 7,830       $ 8,065
     Cash Flow After Tax                      11,230         11,567         11,914         12,272        12,640        13,019

Plus:  Other Income (1)                            -              -              -              -             -             -
Less:  Miscellaneous (2)                           -              -              -              -             -             -
                                           -----------------------------------------------------------------------------------
                                                   -              -              -              -             -             -

Plus:  Cogen Debt Issuance                         -              -              -              -             -             -
Less:  Cogen Debt Service                          -              -              -              -             -             -
                                           -----------------------------------------------------------------------------------
     Cash Flow After Cogen Debt
          Issue / Payment                     11,230         11,567         11,914         12,272        12,640        13,019

New Debt - Cash Interest Expense                   -              -              -              -             -             -
New Debt - Principal Amortization                  -              -              -              -             -             -
                                           -----------------------------------------------------------------------------------
     Total New Debt Service                        -              -              -              -             -             -

Cash Flow After New Debt Payment              11,230         11,567         11,914         12,272        12,640        13,019
Present Value of Cash Flow                   $ 6,339        $ 5,936        $ 5,558        $ 5,204       $ 4,873       $ 4,563
Present Value of Cash Flows @ 10%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 10%

Present Value of Cash Flow                   $ 5,690        $ 5,233        $ 4,812        $ 4,425       $ 4,070       $ 3,743
Present Value of Cash Flows @ 12%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 12%


Dividends to Bondholders                           -              -              -              -             -             -

Beginning Cash Balance                      $ 72,292       $ 83,522       $ 95,089      $ 107,004     $ 119,276     $ 131,916
     Change in Cash                           11,230         11,567         11,914         12,272        12,640        13,019
                                           -----------------------------------------------------------------------------------
Ending Cash Balance                           83,522         95,089        107,004        119,276       131,916       144,935
                                           ===================================================================================

Minimum Cash Balance                         $ 3,000        $ 3,000        $ 3,000        $ 3,000       $ 3,000       $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Cash Flow Statement - Current Demand Case




                                                 2012             2013             2014              2015               2016
                                           -----------------------------------------------------------------------------------------

EBITDA                                       $ 24,872         $ 25,618         $ 26,387          $ 27,179           $ 27,994

Less:  MESC Capital Expenditures                3,156            3,251            3,348             3,449              3,552
Less:  Cogen Capital Expenditures                   -                -                -                 -                  -
                                           -----------------------------------------------------------------------------------------
     Cash Flow After CapEx                     21,716           22,368           23,039            23,730             24,442

Less:  Taxes                                  $ 8,306          $ 8,556          $ 8,812           $ 9,077            $ 9,349
     Cash Flow After Tax                       13,410           13,812           14,226            14,653             15,093

Plus:  Other Income (1)                             -                -                -                 -                  -
Less:  Miscellaneous (2)                            -                -                -                 -                  -
                                           -----------------------------------------------------------------------------------------
                                                    -                -                -                 -                  -

Plus:  Cogen Debt Issuance                          -                -                -                 -                  -
Less:  Cogen Debt Service                           -                -                -                 -                  -
                                           -----------------------------------------------------------------------------------------
     Cash Flow After Cogen Debt
          Issue / Payment                      13,410           13,812           14,226            14,653             15,093

New Debt - Cash Interest Expense                    -                -                -                 -                  -
New Debt - Principal Amortization                   -                -                -                 -                  -
                                           -----------------------------------------------------------------------------------------
     Total New Debt Service                         -                -                -                 -                  -

Cash Flow After New Debt Payment               13,410           13,812           14,226            14,653             15,093
Present Value of Cash Flow                    $ 4,273          $ 4,001          $ 3,746           $ 3,508            $ 3,285
Present Value of Cash Flows @ 10%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 10%

Present Value of Cash Flow                    $ 3,442          $ 3,165          $ 2,911           $ 2,677            $ 2,462
Present Value of Cash Flows @ 12%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 12%


Dividends to Bondholders                            -                -                -                 -                  -

Beginning Cash Balance                      $ 144,935        $ 158,345        $ 172,157         $ 186,383          $ 201,037
     Change in Cash                            13,410           13,812           14,226            14,653             15,093
                                           -----------------------------------------------------------------------------------------
Ending Cash Balance                           158,345          172,157          186,383           201,037            216,129
                                           =========================================================================================

Minimum Cash Balance                          $ 3,000          $ 3,000          $ 3,000           $ 3,000            $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)

MESC Projected Cash Flow Statement - Current Demand Case




                                                2017              2018             2019
                                           ---------------------------------------------

EBITDA                                      $ 28,834          $ 29,699         $ 30,590

Less:  MESC Capital Expenditures               3,659             3,768            3,882
Less:  Cogen Capital Expenditures                  -                 -                -
                                           ---------------------------------------------
     Cash Flow After CapEx                    25,175            25,930           26,708

Less:  Taxes                                 $ 9,629           $ 9,918         $ 10,216
     Cash Flow After Tax                      15,546            16,012           16,492

Plus:  Other Income (1)                            -                 -                -
Less:  Miscellaneous (2)                           -                 -                -
                                           ---------------------------------------------
                                                   -                 -                -

Plus:  Cogen Debt Issuance                         -                 -                -
Less:  Cogen Debt Service                          -                 -                -
                                           ---------------------------------------------
     Cash Flow After Cogen Debt
          Issue / Payment                     15,546            16,012           16,492

New Debt - Cash Interest Expense                   -                 -                -
New Debt - Principal Amortization                  -                 -                -
                                           ---------------------------------------------
     Total New Debt Service                        -                 -                -

Cash Flow After New Debt Payment              15,546            16,012           16,492
Present Value of Cash Flow                   $ 3,076           $ 2,880          $ 2,697
Present Value of Cash Flows @ 10%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 10%

Present Value of Cash Flow                   $ 2,264           $ 2,082          $ 1,915
Present Value of Cash Flows @ 12%
Present Value of Terminal EBITDA Multiple
Present Value of Excess Cash as of 12/31/2001

NPV @ 12%


Dividends to Bondholders                           -                 -                -

Beginning Cash Balance                     $ 216,129         $ 231,675        $ 247,687
     Change in Cash                           15,546            16,012           16,492
                                           ---------------------------------------------
Ending Cash Balance                          231,675           247,687          264,179
                                           =============================================

Minimum Cash Balance                         $ 3,000           $ 3,000          $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.



Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Energy Demand and Revenues - Current Demand Case

Demand                                      2001          2002            2003             2004            2005          2006
------
                                       --------------------------------------------------------------------------------------
Electricity (MWh)

Tissue                                   369,529       369,529         369,529          369,529         369,529       369,529
Paper                                    201,973       201,973         201,973          201,973         201,973       201,973
                                       --------------------------------------------------------------------------------------
Total "In-The-Fence" Demand              571,502       571,502         571,502          571,502         571,502       571,502

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -             -               -                -               -             -
     Market - MESC                             -             -               -                -               -             -
                                       --------------------------------------------------------------------------------------
Total "Over-The-Fence" Demand                  0             0               0                0               0             0

Total Power Demand                       571,502       571,502         571,502          571,502         571,502       571,502

Steam (mmbtu)

Tissue                                 1,732,451     1,732,451       1,732,451        1,732,451       1,732,451     1,732,451
Paper                                  3,142,366     3,142,366       3,142,366        3,142,366       3,142,366     3,142,366
                                       --------------------------------------------------------------------------------------
   Total Steam Demand                  4,874,817     4,874,817       4,874,817        4,874,817       4,874,817     4,874,817

Revenues

Electricity

Tissue                                  $ 22,171      $ 20,974        $ 21,604         $ 22,252        $ 22,919      $ 23,607
Paper                                     12,145        11,508          11,853           12,209          12,575        12,952
                                       --------------------------------------------------------------------------------------
Total "In-The-Fence" Revenues           $ 34,316      $ 32,482        $ 33,457         $ 34,460        $ 35,494      $ 36,559

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -             -               -                -               -             -
     Market - MESC                           224           231             238              245             252           260
                                       --------------------------------------------------------------------------------------
Total "Over-The-Fence" Revenues            $ 224         $ 231           $ 238            $ 245           $ 252         $ 260

Total Power Revenues                    $ 34,540      $ 32,713        $ 33,694         $ 34,705        $ 35,746      $ 36,819

Steam

Tissue                                  $ 14,966      $ 14,437        $ 14,870         $ 15,316        $ 15,775      $ 16,248
Paper                                     26,047        25,139          25,893           26,670          27,470        28,294
                                       --------------------------------------------------------------------------------------
   Total Steam Revenues                 $ 41,013      $ 39,576        $ 40,763         $ 41,986        $ 43,245      $ 44,543

Pulpco Revenue                               $ -           $ -             $ -              $ -             $ -           $ -


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Energy Demand and Revenues - Current Demand Case




Demand                                      2007           2008           2009          2010          2011           2012
------
                                       ----------------------------------------------------------------------------------
Electricity (MWh)

Tissue                                   369,529        369,529        369,529       369,529       369,529        369,529
Paper                                    201,973        201,973        201,973       201,973       201,973        201,973
                                       ----------------------------------------------------------------------------------
Total "In-The-Fence" Demand              571,502        571,502        571,502       571,502       571,502        571,502

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -              -              -             -             -              -
     Market - MESC                             -              -              -             -             -              -
                                       ----------------------------------------------------------------------------------
Total "Over-The-Fence" Demand                  0              0              0             0             0              0

Total Power Demand                       571,502        571,502        571,502       571,502       571,502        571,502

Steam (mmbtu)

Tissue                                 1,732,451      1,732,451      1,732,451     1,732,451     1,732,451      1,732,451
Paper                                  3,142,366      3,142,366      3,142,366     3,142,366     3,142,366      3,142,366
                                       ----------------------------------------------------------------------------------
   Total Steam Demand                  4,874,817      4,874,817      4,874,817     4,874,817     4,874,817      4,874,817

Revenues

Electricity

Tissue                                  $ 24,315       $ 25,044       $ 25,796      $ 26,570      $ 27,367       $ 28,188
Paper                                     13,341         13,741         14,153        14,578        15,015         15,466
                                       ----------------------------------------------------------------------------------
Total "In-The-Fence" Revenues           $ 37,656       $ 38,786       $ 39,949      $ 41,148      $ 42,382       $ 43,653

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -              -              -             -             -              -
     Market - MESC                           267            275            284           292           301            310
                                       ----------------------------------------------------------------------------------
Total "Over-The-Fence" Revenues            $ 267          $ 275          $ 284         $ 292         $ 301          $ 310

Total Power Revenues                    $ 37,923       $ 39,061       $ 40,233      $ 41,440      $ 42,683       $ 43,964

Steam

Tissue                                  $ 16,736       $ 17,238       $ 17,755      $ 18,288      $ 18,836       $ 19,402
Paper                                     29,143         30,017         30,918        31,845        32,801         33,785
                                       ----------------------------------------------------------------------------------
   Total Steam Revenues                 $ 45,879       $ 47,255       $ 48,673      $ 50,133      $ 51,637       $ 53,186

Pulpco Revenue                               $ -            $ -            $ -           $ -           $ -            $ -


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Energy Demand and Revenues - Current Demand Case




Demand                                      2013             2014              2015               2016             2017
------
                                       --------------------------------------------------------------------------------
Electricity (MWh)

Tissue                                   369,529          369,529           369,529            369,529          369,529
Paper                                    201,973          201,973           201,973            201,973          201,973
                                       --------------------------------------------------------------------------------
Total "In-The-Fence" Demand              571,502          571,502           571,502            571,502          571,502

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -                -                 -                  -                -
     Market - MESC                             -                -                 -                  -                -
                                       --------------------------------------------------------------------------------
Total "Over-The-Fence" Demand                  0                0                 0                  0                0

Total Power Demand                       571,502          571,502           571,502            571,502          571,502

Steam (mmbtu)

Tissue                                 1,732,451        1,732,451         1,732,451          1,732,451        1,732,451
Paper                                  3,142,366        3,142,366         3,142,366          3,142,366        3,142,366
                                       --------------------------------------------------------------------------------
   Total Steam Demand                  4,874,817        4,874,817         4,874,817          4,874,817        4,874,817

Revenues

Electricity

Tissue                                  $ 29,033         $ 29,904          $ 30,801           $ 31,726         $ 32,677
Paper                                     15,930           16,408            16,900             17,407           17,929
                                       --------------------------------------------------------------------------------
Total "In-The-Fence" Revenues           $ 44,963         $ 46,312          $ 47,701           $ 49,132         $ 50,606

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -                -                 -                  -                -
     Market - MESC                           319              329               339                349              359
                                       --------------------------------------------------------------------------------
Total "Over-The-Fence" Revenues            $ 319            $ 329             $ 339              $ 349            $ 359

Total Power Revenues                    $ 45,282         $ 46,641          $ 48,040           $ 49,481         $ 50,966

Steam

Tissue                                  $ 19,984         $ 20,583          $ 21,201           $ 21,837         $ 22,492
Paper                                     34,798           35,842            36,918             38,025           39,166
                                       --------------------------------------------------------------------------------
   Total Steam Revenues                 $ 54,782         $ 56,425          $ 58,118           $ 59,862         $ 61,658

Pulpco Revenue                               $ -              $ -               $ -                $ -              $ -


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Energy Demand and Revenues - Current Demand Case

Demand                                      2018             2019
------
                                       ---------------------------
Electricity (MWh)

Tissue                                   369,529          369,529
Paper                                    201,973          201,973
                                       ---------------------------
Total "In-The-Fence" Demand              571,502          571,502

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -                -
     Market - MESC                             -                -
                                       ---------------------------
Total "Over-The-Fence" Demand                  0                0

Total Power Demand                       571,502          571,502

Steam (mmbtu)

Tissue                                 1,732,451        1,732,451
Paper                                  3,142,366        3,142,366
                                       ---------------------------
   Total Steam Demand                  4,874,817        4,874,817

Revenues

Electricity

Tissue                                  $ 33,658         $ 34,667
Paper                                     18,467           19,021
                                       ---------------------------
Total "In-The-Fence" Revenues           $ 52,125         $ 53,688

Available for Resale - "Over-The-Fence"
     Market - Cogen                            -                -
     Market - MESC                           370              381
                                       ---------------------------
Total "Over-The-Fence" Revenues            $ 370            $ 381

Total Power Revenues                    $ 52,495         $ 54,070

Steam

Tissue                                  $ 23,166         $ 23,861
Paper                                     40,341           41,551
                                       ---------------------------
   Total Steam Revenues                 $ 63,507         $ 65,413

Pulpco Revenue                               $ -              $ -

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


MESC Fuel Schedule - Current Demand Case

                                   2001          2002            2003             2004            2005          2006           2007
                               -----------------------------------------------------------------------------------------------------

Fuel - CT                           $ -           $ -             $ -              $ -             $ -           $ -            $ -
Natural Gas - Existing Plant     33,473        27,824          28,659           29,519          30,404        31,316         32,256
Biomass                           3,970         4,071           4,193            4,319           4,448         4,582          4,719
Coal                              5,934         6,112           6,295            6,484           6,679         6,879          7,085
Reliability - Back-Up Cost            0             0               0                0               0             0              0
Reliability -  Purchased Steam        0             0               0                0               0             0              0
Secondary Dispatch Net Cost           0             0               0                0               0             0              0
Purchased Power Cost                  0           527             543              559             576           593            611
                               -----------------------------------------------------------------------------------------------------
Total Fuel Cost                $ 43,376      $ 38,534        $ 39,690         $ 40,881        $ 42,107      $ 43,370       $ 44,671


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


MESC Fuel Schedule - Current Demand Case

                                   2008           2009          2010          2011           2012             2013             2014
                               -----------------------------------------------------------------------------------------------------

Fuel - CT                           $ -            $ -           $ -           $ -            $ -              $ -              $ -
Natural Gas - Existing Plant     33,224         34,220        35,247        36,304         37,393           38,515           39,671
Biomass                           4,861          5,007         5,157         5,312          5,471            5,635            5,804
Coal                              7,298          7,517         7,742         7,975          8,214            8,460            8,714
Reliability - Back-Up Cost            0              0             0             0              0                0                0
Reliability -  Purchased Steam        0              0             0             0              0                0                0
Secondary Dispatch Net Cost           0              0             0             0              0                0                0
Purchased Power Cost                629            648           668           688            708              730              751
                               -----------------------------------------------------------------------------------------------------
Total Fuel Cost                $ 46,012       $ 47,392      $ 48,814      $ 50,278       $ 51,786         $ 53,340         $ 54,940


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


MESC Fuel Schedule - Current Demand Case

                                   2015               2016             2017              2018             2019
                               --------------------------------------------------------------------------------

Fuel - CT                           $ -                $ -              $ -               $ -              $ -
Natural Gas - Existing Plant     40,861             42,087           43,349            44,650           45,989
Biomass                           5,978              6,158            6,342             6,533            6,729
Coal                              8,975              9,245            9,522             9,808           10,102
Reliability - Back-Up Cost            0                  0                0                 0                0
Reliability -  Purchased Steam        0                  0                0                 0                0
Secondary Dispatch Net Cost           0                  0                0                 0                0
Purchased Power Cost                774                797              821               846              871
                               --------------------------------------------------------------------------------
Total Fuel Cost                $ 56,588           $ 58,286         $ 60,035          $ 61,836         $ 63,691


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Revenue Unit Prices - Current Demand Case


                      2001          2002            2003             2004            2005          2006           2007
                     -------------------------------------------------------------------------------------------------

Revenue - Unit Prices

Electric ($ / MWh)

Contract

     Tissue          60.00         56.76           58.46            60.22           62.02         63.88          65.80
     Paper           60.13         56.98           58.69            60.45           62.26         64.13          66.05

Steam ($ / mmbtu)

Contract

     Tissue           8.64          8.33            8.58             8.84            9.11          9.38           9.66
     Paper            8.29          8.00            8.24             8.49            8.74          9.00           9.27


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Revenue Unit Prices - Current Demand Case


                     2008           2009          2010          2011           2012             2013             2014
                     ------------------------------------------------------------------------------------------------

Revenue - Unit Prices

Electric ($ / MWh)

Contract

     Tissue          7.77          69.81         71.90         74.06          76.28            78.57            80.93
     Paper           8.03          70.08         72.18         74.34          76.57            78.87            81.24

Steam ($ / mmbtu)

Contract

     Tissue          9.95          10.25         10.56         10.87          11.20            11.53            11.88
     Paper           9.55           9.84         10.13         10.44          10.75            11.07            11.41


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)


Revenue Unit Prices - Current Demand Case


                      2015               2016             2017              2018             2019
                     -----------------------------------------------------------------------------

Revenue - Unit Prices

Electric ($ / MWh)

Contract

     Tissue          83.35              85.85            88.43             91.08            93.81
     Paper           83.67              86.18            88.77             91.43            94.18

Steam ($ / mmbtu)

Contract

     Tissue          12.24              12.60            12.98             13.37            13.77
     Paper           11.75              12.10            12.46             12.84            13.22



Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



Steam & Power Rate Calculation Schedule - Current Demand Case

                                 2001          2002            2003             2004            2005          2006           2007
                            -----------------------------------------------------------------------------------------------------
Steam & Power Market Price
   Calculation
Steam - Market

                            -----------------------------------------------------------------------------------------------------
Price of Steam                4.59          4.59            6.24             6.37            6.49          6.62           6.75
                            -----------------------------------------------------------------------------------------------------
   Price of Gas                  4.00          3.75            3.84             3.94            4.04          4.14           4.24
   Price of Coal                23.71         24.07           24.43            24.80           25.17         25.55          25.93
   Coal Price Growth Rate       1.50%         1.50%           1.50%            1.50%           1.50%         1.50%          1.50%

                            -----------------------------------------------------------------------------------------------------
Energy - Market                 33.72         34.14           34.56            35.60           36.67         37.77          38.90
                            -----------------------------------------------------------------------------------------------------
   Growth Rate                  3.00%         3.00%           3.00%            3.00%           3.00%         3.00%          3.00%

Steam & Power Contract Price
   Calculation
Steam Demand (mmbtu)
     Tissue                 1,732,451     1,732,451       1,732,451        1,732,451       1,732,451     1,732,451      1,732,451
     Paper                  3,142,366     3,142,366       3,142,366        3,142,366       3,142,366     3,142,366      3,142,366
Electric (MHh)
     Tissue                   369,529       369,529         369,529          369,529         369,529       369,529        369,529
     Paper                    201,973       201,973         201,973          201,973         201,973       201,973        201,973
Total Fuel Cost               $43,376       $38,534         $39,690          $40,881         $42,107       $43,370        $44,671

Tissue Revenue

     Steam                    $ 4,301       $ 7,040         $ 7,251          $ 7,469         $ 7,693       $ 7,924        $ 8,161
     Power                      6,956        10,551          10,868           11,194          11,529        11,875         12,232
     Fuel                      21,254        18,882          19,448           20,032          20,632        21,251         21,889
                            -----------------------------------------------------------------------------------------------------
        Total                $ 32,512      $ 36,473        $ 37,567         $ 38,694        $ 39,855      $ 41,050       $ 42,282
Contract Prices Tissue

                            -----------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)           $ 8.64        $ 8.33          $ 8.58           $ 8.84          $ 9.11        $ 9.38         $ 9.66
     Power ($/MWh)            $ 60.00       $ 56.76         $ 58.46          $ 60.22         $ 62.02       $ 63.88        $ 65.80
                            -----------------------------------------------------------------------------------------------------

Paper Revenue

     Steam                    $ 9,958      $ 11,723        $ 12,075         $ 12,437        $ 12,810      $ 13,194       $ 13,590
     Power                      4,950         5,811           5,985            6,165           6,350         6,540          6,736
     Fuel                      22,122        19,652          20,242           20,849          21,475        22,119         22,782
                            -----------------------------------------------------------------------------------------------------
        Total                $ 37,031      $ 37,186        $ 38,302         $ 39,451        $ 40,635      $ 41,854       $ 43,109
Contract Prices Paper

                            -----------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)           $ 8.29        $ 8.00          $ 8.24           $ 8.49          $ 8.74        $ 9.00         $ 9.27
     Power ($/MWh)            $ 60.13       $ 56.98         $ 58.69          $ 60.45         $ 62.26       $ 64.13        $ 66.05
                            -----------------------------------------------------------------------------------------------------


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



Steam & Power Rate Calculation Schedule - Current Demand Case

                                 2008           2009          2010          2011           2012             2013             2014
                            --------------------------------------------------------------------------------------------------------
Steam & Power Market Price
   Calculation
Steam - Market

                            --------------------------------------------------------------------------------------------------------
   Price of Steam                6.89           7.03          7.17          7.31           7.46             7.61             7.76
                            --------------------------------------------------------------------------------------------------------
   Price of Gas                  4.35           4.46          4.57          4.69           4.80             4.92             5.05
   Price of Coal                26.32          26.71         27.11         27.52          27.93            28.35            28.78
   Coal Price Growth Rate       1.50%          1.50%         1.50%         1.50%          1.50%            1.50%            1.50%

                            --------------------------------------------------------------------------------------------------------
Energy - Market                 40.07          41.27         42.51         43.79          45.10            46.45            47.85
                            --------------------------------------------------------------------------------------------------------
   Growth Rate                  3.00%          3.00%         3.00%         3.00%          3.00%            3.00%            3.00%

Steam & Power Contract Price
   Calculation
Steam Demand (mmbtu)
     Tissue                 1,732,451      1,732,451     1,732,451     1,732,451      1,732,451        1,732,451        1,732,451
     Paper                  3,142,366      3,142,366     3,142,366     3,142,366      3,142,366        3,142,366        3,142,366
Electric (MHh)
     Tissue                   369,529        369,529       369,529       369,529        369,529          369,529          369,529
     Paper                    201,973        201,973       201,973       201,973        201,973          201,973          201,973
Total Fuel Cost               $46,012        $47,392       $48,814       $50,278        $51,786          $53,340          $54,940

Tissue Revenue

     Steam                    $ 8,406        $ 8,658       $ 8,918       $ 9,186        $ 9,461          $ 9,745         $ 10,037
     Power                     12,599         12,976        13,366        13,767         14,180           14,605           15,043
     Fuel                      22,546         23,222        23,919        24,636         25,375           26,137           26,921
                            --------------------------------------------------------------------------------------------------------
        Total                $ 43,550       $ 44,857      $ 46,203      $ 47,589       $ 49,016         $ 50,487         $ 52,001
Contract Prices Tissue

                            --------------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)           $ 9.95        $ 10.25       $ 10.56       $ 10.87        $ 11.20          $ 11.53          $ 11.88
     Power ($/MWh)            $ 67.77        $ 69.81       $ 71.90       $ 74.06        $ 76.28          $ 78.57          $ 80.93
                            --------------------------------------------------------------------------------------------------------

Paper Revenue

     Steam                   $ 13,998       $ 14,418      $ 14,850      $ 15,296       $ 15,755         $ 16,227         $ 16,714
     Power                      6,939          7,147         7,361         7,582          7,809            8,044            8,285
     Fuel                      23,466         24,170        24,895        25,642         26,411           27,203           28,020
                            --------------------------------------------------------------------------------------------------------
        Total                $ 44,402       $ 45,735      $ 47,107      $ 48,520       $ 49,975         $ 51,475         $ 53,019
Contract Prices Paper

                            --------------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)           $ 9.55         $ 9.84       $ 10.13       $ 10.44        $ 10.75          $ 11.07          $ 11.41
     Power ($/MWh)            $ 68.03        $ 70.08       $ 72.18       $ 74.34        $ 76.57          $ 78.87          $ 81.24
                            --------------------------------------------------------------------------------------------------------

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



Steam & Power Rate Calculation Schedule - Current Demand Case

                                 2015               2016             2017              2018             2019
                            ---------------------------------------------------------------------------------
Steam & Power Market Price
   Calculation
Steam - Market

                            ---------------------------------------------------------------------------------
   Price of Steam                7.92               8.07             8.24              8.40             8.57
                            ---------------------------------------------------------------------------------
   Price of Gas                  5.17               5.30             5.43              5.57             5.71
   Price of Coal                29.21              29.65            30.09             30.54            31.00
   Coal Price Growth Rate       1.50%              1.50%            1.50%             1.50%            1.50%

                            ---------------------------------------------------------------------------------
Energy - Market                 49.28              50.76            52.28             53.85            55.47
                            ---------------------------------------------------------------------------------
   Growth Rate                  3.00%              3.00%            3.00%             3.00%            3.00%

Steam & Power Contract Price
   Calculation
Steam Demand (mmbtu)
     Tissue                 1,732,451          1,732,451        1,732,451         1,732,451        1,732,451
     Paper                  3,142,366          3,142,366        3,142,366         3,142,366        3,142,366
Electric (MHh)
     Tissue                   369,529            369,529          369,529           369,529          369,529
     Paper                    201,973            201,973          201,973           201,973          201,973
Total Fuel Cost               $56,588            $58,286          $60,035           $61,836          $63,691

Tissue Revenue

     Steam                   $ 10,339           $ 10,649         $ 10,968          $ 11,297         $ 11,636
     Power                     15,495             15,959           16,438            16,931           17,439
     Fuel                      27,728             28,560           29,417            30,300           31,208
                            ---------------------------------------------------------------------------------
        Total                $ 53,561           $ 55,168         $ 56,823          $ 58,528         $ 60,284
Contract Prices Tissue

                            ---------------------------------------------------------------------------------
     Steam ($/mmbtu)          $ 12.24            $ 12.60          $ 12.98           $ 13.37          $ 13.77
     Power ($/MWh)            $ 83.35            $ 85.85          $ 88.43           $ 91.08          $ 93.81
                            ---------------------------------------------------------------------------------

Paper Revenue

     Steam                   $ 17,216           $ 17,732         $ 18,264          $ 18,812         $ 19,376
     Power                      8,534              8,790            9,053             9,325            9,605
     Fuel                      28,860             29,726           30,618            31,536           32,482
                            ---------------------------------------------------------------------------------
        Total                $ 54,609           $ 56,248         $ 57,935          $ 59,673         $ 61,463
Contract Prices Paper

                            ---------------------------------------------------------------------------------
     Steam ($/mmbtu)          $ 11.75            $ 12.10          $ 12.46           $ 12.84          $ 13.22
     Power ($/MWh)            $ 83.67            $ 86.18          $ 88.77           $ 91.43          $ 94.18
                            ---------------------------------------------------------------------------------


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



O&M & Capital Expenditure Schedule - Current Demand Case

                        2001          2002            2003             2004            2005          2006           2007
                    ----------------------------------------------------------------------------------------------------

Total MESC O&M      $ 21,263      $ 15,247        $ 15,705         $ 16,176        $ 16,661      $ 17,161       $ 17,676

Capital Expenditures

     MESC            $ 2,280       $ 2,348         $ 2,419          $ 2,491         $ 2,566       $ 2,643        $ 2,722
     CT Construction       -             -               -                -               -             -              -
     CT Maintenance        -             -               -                -               -             -              -
                    ----------------------------------------------------------------------------------------------------
        Total          2,280         2,348           2,419            2,491           2,566         2,643          2,722


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



O&M & Capital Expenditure Schedule - Current Demand Case

                         2008           2009          2010          2011           2012             2013             2014
                    -----------------------------------------------------------------------------------------------------

Total MESC O&M      $  18,206       $ 18,752      $ 19,315      $ 19,894       $ 20,491         $ 21,106         $ 21,739

Capital Expenditures

     MESC             $ 2,804        $ 2,888       $ 2,975       $ 3,064        $ 3,156          $ 3,251          $ 3,348
     CT Construction        -              -             -             -              -                -                -
     CT Maintenance         -              -             -             -              -                -                -
                    -----------------------------------------------------------------------------------------------------
        Total           2,804          2,888         2,975         3,064          3,156            3,251            3,348


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in Thousands)



O&M & Capital Expenditure Schedule - Current Demand Case

                        2015               2016             2017              2018             2019
                    --------------------------------------------------------------------------------

Total MESC O&M      $ 22,391           $ 23,063         $ 23,755          $ 24,468         $ 25,202

Capital Expenditures

     MESC            $ 3,449            $ 3,552          $ 3,659           $ 3,768          $ 3,882
     CT Construction       -                  -                -                 -                -
     CT Maintenance        -                  -                -                 -                -
                    --------------------------------------------------------------------------------
        Total          3,449              3,552            3,659             3,768            3,882